Certain identified information has been redacted from this document because it is both material and would be competitively harmful if publicly disclosed. Page 1 ICM, Inc. Confidential Information for Designated Customer Use Only DOCS-#4816350-v4 EQUIPMENT PURCHASE AND INSTALLATION AGREEMENT This Equipment Purchase And Installation Agreement (“Agreement”) is made and entered into on this 20th day of January, 2022 (“Effective Date”), by and between ICM, Inc., a Kansas corporation with an address of 310 North First Street, Colwich, KS 67030 (“Seller”), and Cardinal Ethanol, LLC, an Indiana limited liability company with an address of 1554 North 600 East; Union City, IN 47390 (“Buyer”). Seller and Buyer each may be referred to hereinafter individually as a “Party” or collectively as the “Parties.” WHEREAS, Buyer desires to engage Seller to perform detailed engineering, procurement, and construction in connection with Buyer’s acquisition of Seller’s proprietary, patented and/or patent- pending technologies referred to as Advanced Processing Package™ (APP™), which consists of the following ICM technologies: Selective Milling Technology™ (SMT™), Fiber Separation Technology Next Gen™ (FST Next Gen™), Thin Stillage Solids Separation System™ Phase 1 (TS4™ Phase 1), Feed Optimization Technology™ (FOT™), and Distillation Vacuum Technology™ (DVT™) (hereinafter, the “System”) at Buyer’s ethanol production facility located at 1554 North 600 East; Union City, IN 47390 (“Plant”); and WHEREAS, Seller desires and agrees to provide the goods and services described in this Agreement on the terms and conditions stated herein. For and in consideration of the mutual promises, covenants, agreements, and payments set forth herein, the sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows: 1. Sale of Goods and Services. Subject to the terms and conditions specified herein, Seller will sell to Buyer, and Buyer will purchase from Seller the following: (A) The equipment described in Exhibit A to this Agreement (“Equipment”); (B) The services described in Exhibit B to this Agreement (“Services”); The operation of the System is subject to the License Agreement described in Paragraph 5 below and in Exhibit C to this Agreement. Together, the Equipment and Services to be provided by Seller under this Agreement may be referred to as the “Scope of Work” or “Work.” The Scope of Work generally includes the provision of engineering, procurement of Equipment, construction, and licensing of proprietary System technology. Buyer is responsible for providing adequate laydown area at the Plant for storing the Equipment pending Sellers’s installation. Risk of loss to the Equipment will pass to Buyer when the Equipment arrives at the Plant. Title to the Equipment will pass to Buyer upon payment in full of the Purchase Price (e.g., cumulative payments and credit(s) (if any) equal to the Purchase Price). Seller reserves the right to make such changes in details of design, arrangement and installation of Equipment that will, in Seller's judgment, constitute an improvement or needed change for the Equipment to meet or exceed the design basis set forth in this Agreement, all with prior written notice to Buyer, but without a change to the Purchase Price (defined in Paragraph 3), except and unless changes are required because a particular component specified is no longer available from the Original Equipment Manufacturer (“OEM”) and in such case the Change Order procedure shall apply. If changes are made which may affect the layout or schedule, Seller will notify Buyer for concurrence with the change. Any changes made at Buyer’s request that relate to

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 2 sizing of Equipment or integration of Equipment in a manner different than that designed by Seller shall require a Change Order that may also result in the increase of the Purchase Price. 2. Installation. (A) Location and Services. Seller will install the System at Buyer's Plant. The installation services to be provided by Seller are set forth in Exhibit B. Preliminary general arrangement drawing showing the proposed location of the installation of the System at the Plant is set forth in Exhibit D. Seller will install all Equipment in a workmanlike manner and in compliance with applicable laws, regulations, and ordinances in effect as of the date of this Agreement. (B) Schedule. Seller estimates that Substantial Completion for the installation of the System will occur approximately five hundred (500) days from the later of the date this Agreement is fully executed or Seller’s receipt of the payment listed in Section 3.B.a. Installation with Seller’s personnel will begin on an agreed upon date within two hundred (200) days of the date this Agreement is fully executed. The Parties acknowledge that completion of portions of the Work will require the Plant to shut down in whole or in part. Seller will use its best efforts to minimize the length and severity of the disruptions to Plant operations during installation. Seller will arrange its Work that requires the Plant to shut down to coincide with Buyer’s scheduled shutdowns. Seller’s installation will require at least fourteen (14) days of the Plant being completely shut down in durations and during dates negotiated and agreed to by both Parties. In addition, Buyer will be required to shut down sections of the Plant from time to time during the completion of the Work to facilitate tie-ins and safe construction. Seller will use its best efforts to minimize the length of partial operations shut-downs at the Plant while making the mechanical, electrical, and structural tie-ins required for the Work, and while installing major Equipment components. The tie-ins will be scheduled in advance and coordinated between the Parties. In the event Buyer fails to timely obtain applicable governmental permitting, including without limitation, the amended air permit, the Parties will mutually agree on a new date to begin the installation services. Buyer will make the Plant available to Seller during the term of this Agreement so that Seller can efficiently complete the Work. (C) Certificates. Upon the completion of installation of the Equipment at the Plant, Seller will issue a “Certificate of Substantial Completion.” Seller will commission/start-up the Equipment once it receives Buyer’s countersignature on the Certificate of Substantial Completion and the payment listed in Section 3.B.f. Following commissioning, Buyer and Seller will agree upon a “Punch List,” which identifies items or tasks to complete Seller’s Scope of Work. Seller will complete the Punch List within a reasonable period of time. When the Punch List has been completed, Seller and Buyer will sign a “Certificate of Final Completion” and the final milestone payment in Section 3(B) will be made to Seller. Upon satisfaction of a successful “Demonstration Test” as defined in Exhibit F, Seller and Buyer will sign a “Certificate of Successful Demonstration Test.” Forms of Seller’s certificates are attached as Exhibit E. (D) Permit. At least twenty-eight (28) days before Seller’s scheduled mobilization to the Plant to perform installation, Buyer will provide written notice to Seller that Buyer has

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 3 obtained all necessary permissions from the regulating authorities so that Seller can commence performance of the Work. If written notice is not provided to Seller, the schedule will be adjusted as agreed by the Parties. 3. Purchase Price; Payments. (A) Purchase Price. The price that Buyer will pay to Seller for the Scope of Work identified herein is Forty-Five Million, Three Hundred Ninety Thousand and 00/100 U.S. Dollars ($45,390,000.00 USD) (“Purchase Price”). The Purchase Price is comprised of detailed engineering, procurement, and construction for the System and applicable Indiana state and local Sales Tax. The Purchase Price includes the cost of shipping Equipment to the Plant. The Purchase Price may be adjusted by written Change Order signed by the Parties. (B) Payment Schedule. The payment schedule is set forth in Exhibit J, which is a confidential exhibit that is not to be included in any public filing of this Agreement. (C) Price Adjustment for Market Volatility. The Purchase Price was calculated based on market prices for materials as determined on October 29, 2021, plus applicable surcharges. However, the market for some of the materials that are specified in this Agreement is volatile, and sudden price increases may occur. Seller agrees to use its best efforts to obtain advantageous prices from subcontractors and material suppliers. In the event of price increases of materials occurring during the performance of the Agreement through no fault of Seller, Seller will provide written notice to Buyer stating the increased cost, the materials at issue, and the source of supply, supported by price quotations, invoices or bills of sale. The Parties agree that up until thirty (30) days prior to Seller’s mobilization to the Plant Seller may request reasonable Purchase Price increases due to market volatility or material shortages through a Change Order, which Buyer may agree to pay said Purchase Price increase to Seller in Buyer’s discretion. In the event that Buyer declines to pay such Purchase Price increase, Seller may terminate this Agreement for convenience. (D) Seismic Consideration. The Purchase Price established in paragraph 3(A) of this Agreement accounts for Seismic Design Category A or B design considerations. (E) Private, Public, Bond or Grant Funding; Buyer’s Representations; Seller Change Order for Increased Costs. In the event Buyer takes any action (“Action”), including but not limited to, making application for or accepting private, public, bond or grant funding, executing a project Labor Agreement or other form of pre-hire or negotiated agreement with any crafts and trades that potentially creates special wage and/or benefit, schedule, work rules, hiring, retention, project payment documentation or other substantive requirements that affect the administration of the project or the labor pool engaged by Seller or Seller’s subcontractors and/or suppliers (the “Special Requirements”), Buyer will give Seller written notice of such Action no later than ten (10) days after taking such Action, and shall promptly provide Seller with all relevant information necessary for Seller to determine the impact to Seller and/or its subcontractors and/or suppliers of such Action. In all respects, Seller shall be entitled to a written change order executed by both

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 4 Parties (“Change Order”), to fully compensate Seller, its suppliers and subcontractors for the entire impact, administrative, financial and otherwise, of the Special Requirements, and Buyer shall promptly execute such Change Order. Buyer expressly represents to Seller that Seller will not be required to comply with any local, state, federal or other wage payment requirement including, but not limited to, prevailing wage regulations, Davis-Bacon Act, collective bargaining or other similar wage requirements ("Wage Requirements"). Notwithstanding the foregoing, and for the avoidance of doubt, Buyer acknowledges and agrees that it intends to fully perform its duties and all obligations set forth herein. Buyer acknowledges that the Purchase Price for Seller's Scope does not include the cost for Seller, its subcontractors, or suppliers at any level to comply with any Special or Wage Requirements. Buyer agrees to indemnify and hold Seller, its subcontractors and suppliers harmless from any claim that Seller's Scope is subject to Special or Wage Requirements. Buyer is obligated to execute a Change Order to cover all added expenses, including reasonable attorney fees incurred related to any applicable Special or Wage Requirements. Seller has materially relied upon Buyer’s representations concerning Special and Wage Requirements and that no surety bonding for the project is required, in its negotiation of the terms and conditions of this Agreement. If Buyer determines that changes are required to Seller’s Scope, and/or the terms and conditions set forth in this Agreement in order for Buyer to obtain any project funding, Buyer agrees to promptly negotiate in good faith with Seller and to execute a fixed price Change Order that fairly compensates Seller for its increased project costs related to the same. (F) [Not Used] (G) Payments. All amounts referenced in subparagraphs (A) and (B) are in United States Dollars and are to be paid in United States Dollars. Payments will be paid by wire transfer in accordance with the following wire transfer instructions: [SEE EXHIBIT J] (H) Interest. If Buyer fails or refuses to pay Seller all or any part of the Purchase Price within ten (10) calendar days following the date upon which any payment is due, interest shall accrue and be paid by Buyer to Seller in addition to the unpaid Purchase Price at the rate of one and one-half percent (1.50%) per month on the unpaid amount, or the highest interest rate allowed by law, whichever rate is less. (I) Tax. The Purchase Price includes applicable 7.00% Indiana sales tax on all building related materials, concrete, consumable items and rental equipment only. Seller will utilize Buyer’s Indiana sales tax certificate for all other items. Buyer must issue to Seller a current Indiana sales tax exemption certificate within fourteen (14) days of execution date of this Agreement. If such exemption certificate is not issued by Buyer to Seller or has expired, all sales taxes will be Buyer’s responsibility and will be billed as an additional cost to Buyer to the extent that Seller is obligated to collect and remit such taxes.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 5 (J) Change Orders. Unless otherwise agreed to by the Parties, any addition, deletion, or revision in the Scope of Work or an adjustment in the Purchase Price or the project schedule, or other revision to the Agreement, issued on or after the Effective Date shall be made in a written Change Order signed by both Parties. A Change Order also may be used to establish amendments and supplements of the Agreement and/or Scope of Work that do not affect the Purchase Price or project Schedule. Seller and Buyer agree to delay performing work until the Change Order is executed by Buyer. (K) Security Interest. Buyer grants Seller a security interest (“Security Interest”) in the Equipment and all products and proceeds thereof, together with all after-acquired items and components related to the Equipment (“Collateral”) as security for all of Buyer’s payment obligations under this Agreement. Buyer’s intent is that Seller have first priority rights in the Collateral. Buyer agrees that the Collateral secures a financial obligation incurred by Buyer with respect to the Collateral. The name and address of Buyer as provided herein are the name and address of Buyer exactly as they appear in the public record of the jurisdiction of Buyer’s organization. Buyer agrees that the definition of Equipment in Exhibit A to this Agreement is a reasonable identification of the items subject to the Security Interest. Buyer agrees that this Agreement serves as a security agreement for purposes of Article 9 of the Uniform Commercial Code. Buyer will deliver to Seller any documents that Buyer requests to protect its interest in the Equipment. Buyer authorizes Seller to file a financing statement in appropriate form to perfect Seller’s interest in the Agreement, the Equipment, the products and proceeds and all payments due under this Agreement. Seller will release its Security Interest at such time when Buyer makes payment in full of the Purchase Price (e.g., cumulative payments and credit(s) (if any) equal to the Purchase Price). Seller will file any necessary documents required to record such release of Seller’s Security Interest. (L) Lien Waivers. Seller shall obtain, at Seller’s expense, third party lien waivers for payments on invoices above $100,000.00 to third party contractors who perform work under this Agreement. Lien waivers may be in a form automated by Seller’s software systems. 4. Event of Default; Remedies. (A) Event of Default. Any failure by a Party to perform any of its material obligations under this Agreement in a timely manner shall comprise an Event of Default, unless the performance of such material obligation is withheld due to a prior uncured Event of Default. The other Party will give written notice of any Event of Default to the defaulting Party. Any noticed Event of Default must be cured within (i) five (5) business days where the same can be resolved by the payment of money, or (ii) within thirty (30) calendar days where the same cannot be resolved by the payment of money. (B) Seller’s Remedies. If Buyer fails to timely cure a noticed Event of Default, Seller may immediately exercise any and/or all of the following remedies, in its sole business discretion: (i) Seller may suspend and/or stop Work.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 6 (ii) If Seller has personnel on location at the Plant at the time of the Work suspension, Seller may demobilize from the location. In such event, Seller will not be required to remobilize to the location until and unless Buyer has executed Seller’s Change Order for its demobilization, remobilization, or other costs resulting from default, and schedule impacts, fully cured any payment default, and prepaid to Seller the Change Order amount for demobilization, remobilization, or other costs resulting from default. (iii) Seller may suspend any license to use any Proprietary Property of Seller that is included with the Seller’s Scope of Work under this Agreement. (iv) If Buyer’s uncured default is continuing for such a period of time that Seller reasonably determines Seller will not be permitted to complete its performance of this Agreement within a reasonable period of time and realize its expectations from the Agreement, then Seller may at its option give written notice to Buyer of Seller’s intention to terminate this Agreement. If the uncured default is not cured within thirty (30) days thereafter, then Seller may terminate this Agreement, retain all payments made by Buyer as liquidated damages and not as a penalty, revoke the License Agreement for the System, and pursue its other remedies at law and in equity. (C) Buyer’s Remedies. If Seller fails to timely cure a noticed Event of Default, Buyer may immediately exercise any and/or all of the following remedies, in its sole business discretion: a. terminate the agreement; b. obtain the specific performance of this Agreement by Seller in an action for breach; and/or c. pursue its other remedies at law and in equity. (D) Effect of Termination. Upon termination by either party, Seller shall and hereby does transfer to Buyer title to any of the Equipment that has been fully paid for by any portions of the Purchase Price that have been paid by Buyer to Seller under this Agreement. 5. License Agreement. Seller agrees to grant to Buyer a limited technology license to use, operate, and maintain the System and Equipment at the Plant as provided in the License Agreement attached as Exhibit C (“License Agreement”). Upon execution of this Agreement, the Parties agree to also execute and deliver the License Agreement. The License Agreement is revocable in the event that the Purchase Price and license fees are not paid by Buyer as provided in this Agreement. Such revocation shall be documented by written notice to Buyer. Seller agrees to grant to Buyer a limited license to use license trademarks of Seller in connection with the sale of feed that satisfies the PROTOMAX™ specification performance guarantee (provided in Exhibit F) as provided in the Trademark License Agreement attached as Exhibit I (“TM License Agreement”). Upon execution of this Agreement, the Parties agree to also execute and deliver the TM License Agreement. 6. Limited Warranty. (A) Equipment Warranty. Seller warrants that Equipment will be free from defects in material and workmanship for a period of one (1) year after the date shown on Seller’s issued Certificate of Substantial Completion. This one (1) year period shall be the “Warranty Period.” Buyer must notify Seller within a reasonable time period, but not

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 7 later than fifteen (15) business days following any observation of non-conformity, that the Equipment is not in conformity with this limited warranty during the stated Warranty Period. Seller's obligation under this limited Equipment Warranty is the diagnosis by Seller and the repair, replacement or correction of any non-conforming component of the Equipment or part thereof, at Seller's option, with such remedy being the sole and exclusive remedy of Buyer for breach of this limited Equipment Warranty, but without prejudice to any other rights that Buyer may have under this Agreement or at law. In addition, Seller will install the Equipment so as to maintain manufacturers’ and suppliers’ warranties, and after final payment by Buyer, all manufacturers’ and/or suppliers’ warranties received by Seller shall be deemed to have been assigned by Seller to Buyer. Buyer will provide Seller necessary access to the Equipment and the opportunity to cure any non-conformity after notification to Seller, including shutdown of the Equipment and System as necessary to perform repair or replacement work, which shall be scheduled at Buyer’s convenience. (B) Consumable Items. Consumable items are warranted for thirty (30) days from being placed into operation, or the duration of the manufacturer’s warranty, whichever is greater. Seller's sole obligation under this limited consumable items warranty is the repair or replacement, at Seller's election, of the warranted consumable. Consumable items are defined as wear components or parts that are periodically replaced in conjunction with normal maintenance procedures. These components or parts include items such as drive belts, drive couplings, seals and seal components, valve seats, packings, rupture disks, filters, scraper gates, liners, rotors, and scraper gate guide wearing plates. (C) Installation Warranty. Seller warrants that Equipment will be installed in a workmanlike manner, and that the installation of the Equipment will be free from defects in workmanship for the Warranty Period. If Buyer notifies Seller within a reasonable time period, but not later than fifteen (15) business days following any observation of non- conformity, that the installation is not in conformity with this limited warranty during the stated Warranty Period, Seller will, without charge to Buyer, re-perform the installation service so that it conforms to this limited warranty, with such remedy being the sole and exclusive remedy of Buyer for breach of this limited installation warranty, but without prejudice to any other rights that Buyer may have under this Agreement or at law. Buyer will provide a reasonable period of time immediately following startup of the Equipment and System, while Seller’s personnel are on site, for Seller to repair or replace any defective Equipment or installation work that is known at that time. (D) Operating Procedures. Buyer's failure to materially comply with the “Recommended Operating Procedures” (as defined in the License Agreement) and any original equipment manufacturer (OEM) operating procedures and manuals shall void applicable representations and warranties, whether expressed or implied, for the Equipment and System. (E) Warranty Procedure. Buyer will follow the warranty procedures described in Exhibit H of this Agreement when asserting a warranty claim to Seller.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 8 (F) Warranty Exclusions and Disclaimer. The following are not covered by Seller's warranty: (1) Any Equipment, product, components, or parts not manufactured by Seller that has a OEM warranty that is assignable to Buyer; provided however, that such Equipment, products, components, or parts (except for consumables) shall have the OEM warranty which will be assigned to Buyer as a pass-through warranty upon final payment to Seller. (2) Damage caused by use of the Equipment for purposes other than those for which it was specified by Seller, and/or in violation of the Recommended Operating Procedures. (3) Damage caused by Acts of God and disasters such as fire, flood, tornado, wind, lightning, earthquake, and/or by theft, vandalism. (4) Damage or failure caused by improper maintenance, unauthorized attachments, or unauthorized modifications. (5) Use in a manner not in accordance with the operating procedures, instructions and manuals supplied by Seller or an OEM (as such may be amended or supplemented from time to time). (6) Any other abuse or misuse by Buyer or Buyer’s contractors, suppliers, or agents. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. 7. Limitation of Liability. The Limitation of Liability clause is set forth in Exhibit J, which is a confidential exhibit that is not to be included in any public filing of this Agreement. 8. Force Majeure. Neither Buyer nor Seller will be responsible for any delay or failure to perform beyond their reasonable control, including but not limited to labor disputes, strikes, acts of God, fire, explosion, delays in transportation, disease, pandemic, quarantine restrictions, travel bans, failure of vendors, communication line or utilities failure, or governmental actions (a “Force Majeure Event”). The affected Party will promptly give written notice to the other Party upon occurrence of a Force Majeure Event, specifying the nature of the delay and the probable extent of the delay, if determinable. The Parties will use reasonable efforts to continue to meet their obligations for the duration of the Force Majeure Event. Any delay beyond a Party’s reasonable control will be excused and the period of performance extended as may be necessary to enable the Party to perform after the Force Majeure Event has been removed or ended. In no event will a Force Majeure Event be declared to avoid payment of the Purchase Price. 9. Confidentiality Obligation.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 9 (A) Seller’s Proprietary Property. For purposes of this Agreement, “Proprietary Property” means, without limitation, piping and instrumentation diagrams (P&IDs), process flow diagrams, processes, equipment designs, technical and engineering documents, the Recommended Operating Procedures (hereinafter defined), materials and other information that are furnished by Seller to Buyer in connection with this Agreement whether orally, visually, in writing, or by any other means, whether tangible or intangible, directly or indirectly and in whatever form or medium including, without limitation, the design, arrangement, configuration, and specifications of: (i) the Equipment; (ii) the combinations of the Equipment; and (iii) the electronic control systems relating to the Equipment, including, but not limited to, the software configuration, programming, parameters, set points, alarm points, ranges, graphical interface, and systems hardware connections, and all documents supporting the System. The “Recommended Operating Procedures” means, without limitation, the recommended operating procedures, the process equipment and specifications manuals, standards of quality, service protocols, data collection methods, construction specifications, training methods, engineering standards and any other information prescribed by Seller from time to time. All documents provided by Seller to Buyer in connection with this Agreement are instruments of service. (B) Confidentiality Agreement. Confidential Information exchanged by the Parties under this Agreement shall be governed by the terms of the Mutual Confidentiality Agreement between Buyer and Seller that is executed concurrently with this Agreement (“Confidentiality Agreement”), which is incorporated herein by reference as if fully set forth herein. Buyer will refrain from copying, reverse engineering, disassembling, decompiling, translating, or modifying the Equipment or Proprietary Property, or granting any other person or entity the right to do so, without the prior written consent of Seller, which consent Seller hereby grants to Buyer for ordinary maintenance and operations in accordance with this Agreement, the License Agreement, the Recommended Operating Procedures, and any OEM manuals provided to Buyer. As between Buyer and Seller, Seller has the exclusive right, title, and interest in and to the Proprietary Property and the goodwill associated therewith and symbolized thereby. Buyer's use of the Proprietary Property pursuant to this Agreement does not give Buyer any ownership interest or other interest in or to the Proprietary Property, or any component thereof, other than the rights granted herein. Buyer acknowledges the Proprietary Property to be valid and will not, directly or indirectly, contest the validity or the ownership by Seller thereof. Buyer may disclose terms of this Agreement (with exhibits) to lenders and/or financial institutions who are obligated to protect the terms of this Agreement as confidential information. 10. Allocation of Risk; Insurance. (A) Comparative Negligence. To the fullest extent permitted by law, one Party’s total liability to the other Party and anyone claiming by, through, or under the other Party for any cost, loss, or damages caused in part by the negligence of one Party and in part by the negligence of the other Party or any other negligent entity or individual, will not exceed the percentage share that one Party’s negligence bears to the total negligence of the one Party, the other Party, and all other negligent entities and individuals.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 10 (B) Insurance. Seller and Buyer each represent that they respectively possess and maintain insurance policies of the kind and type, and for at least the limits listed below and on Exhibit G attached hereto. Buyer will purchase and maintain property insurance written on a builder's risk or comparable property/inland marine policy in a minimum amount equal to the Purchase Price, plus the value of subsequent contract modifications and cost of materials supplied or installed by others, comprising the total value for the entire project described herein (including coverage for transit and off-site storage). Such property insurance will be maintained until final payment or until no person or entity other than Buyer has an insurable interest in the Equipment and System installed by Seller, whichever is later. This insurance shall include interests of Buyer, Seller, Seller's subcontractors, and sub- subcontractors performing the Scope of Work. The policy maintained by Buyer will provide for a waiver of subrogation against Seller, Seller’s subcontractors and sub- subcontractors, and their insurers. Buyer is responsible for the adequacy of the coverage and the payment of any deductibles. (C) Indemnification. a. Seller Indemnification: To the fullest extent permitted by law, Seller will indemnify and hold harmless Buyer, its Affiliates, and their respective officers, directors, agents and employees (collectively, the “Buyer Indemnified Parties”) from and against claims, damages, losses, and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss, or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the negligent acts or omissions of Seller, Seller’s subcontractors, or anyone directly or indirectly employed by them, or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss, or expense is caused in part by a party indemnified hereunder. Seller will indemnify, defend and hold harmless Buyer Indemnified Parties from and against any and all claims, suits, actions, proceedings, or allegations brought against one or more of the Buyer Indemnified Parties that Equipment and System installed by Seller and operated by Buyer in accordance with the Recommended Operating Procedures infringes, misappropriates, or otherwise violates the intellectual property rights of a third party, provided that (a) Buyer must promptly notify Seller of any threatened or actual claims, (b) Seller will have the sole right to control the defense and settlement of any such claim, (c) Buyer will provide reasonable cooperation in the resolution of such claim, and (d) Buyer will mitigage all damages and losses from such a claim. This indemnity is Buyer’s sole recourse against Seller for any third party intellectual property infringement claim. Buyer will have no rights to indemnity to the extent that Buyer makes any unauthorized use or modification of the Equipment and System and such unauthorized use or modification results in the claim. b. Buyer Indemnification: To the fullest extent permitted by law, Buyer will indemnify defend and hold harmless Seller, Seller’s subcontractors, and Seller’s employees

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 11 from and against claims, damages, losses, and expenses, including but not limited to attorneys’ fees, arising out of or resulting from Buyer’s performance under this Agreement, provided that such claim, damage, loss, or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property, but only to the extent caused by the negligent acts or omissions of Buyer, Buyer’s agents, or Buyer’s employees, or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss, or expense is caused in part by a party indemnified hereunder.. c. Each Party’s duty of indemnification will survive any termination of the Agreement or the cessation of business transactions between Buyer and Seller, and such Party’s obligations herein shall remain in full force and effect as necessary for the purposes of compliance with the terms of such indemnity. d. Procedure. A Party seeking indemnification (the “Indemnified Party”) will give prompt notice to the other Party (the “Indemnifying Party”) of any claim for indemnification arising under this Agreement; provided that any failure or delay in providing notice of an indemnified claim will not relieve a Party from its indemnification obligations except to the extent that such failure or delay materially prejudices the ability of the Party to defend the indemnified claim. No settlement of any such claim or payment in connection with any such settlement will be made without the prior consent of the Indemnifying Party which consent will not be unreasonably withheld. 11. Standard of Care; Design Basis. The Standard of Care and Design Basis is set forth in Exhibit J, which is a confidential exhibit that is not to be included in any public filing of this Agreement. 12. Exclusions from Seller’s Scope. The following are specifically excluded from Seller's Scope of Work under this Agreement: (A) Any exclusions or Buyer scope items identified in this Agreement, including the exhibits. (B) All Process Hazard Analyses, Pre-Start-Up Safety Review, Process Safety Management analyses, Risk Management Plan analyses, and any other compliance requirements imposed as a result of this Scope of Work upon Buyer as owner or operator of the Plant pursuant to various regulations, including but not limited to 29 CFR § 1910.119. Buyer agrees that at all times during the performance by Seller of its Scope of Work, Buyer is in the position of owner and operator of the Plant. Seller expressly excludes from its Scope of Work related to the Equipment all responsibility and liability for the performance of any required regulatory compliance analyses, and for Buyer’s compliance with such regulatory requirements. To the extent that a Process Hazard Analysis (“PHA”) is required under applicable regulations, Seller will make one member of its engineering staff available to participate as a team member in Buyer’s conduct of a PHA in advance of start-up of the Equipment, if requested by Buyer. The ICM representative may participate by telephone or video conference at ICM’s option. Buyer agrees it is solely responsible for identifying the methodology to be utilized in the conduct of any PHA. Any changes in the Equipment and its integration into Buyer’s existing Plant operations

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 12 that are determined by Buyer to be required following the conduct of an initial PHA shall be made by Seller, but at Buyer’s direction, prior to start-up. To the extent that such changes depart from conventional installation requirements as directed by the OEM, the Parties will execute a Change Order for the additional time and materials required to be provided by ICM to effect such changes. The PHA Report and corresponding documents generated by Buyer will be labeled as noted below in order to properly protect Seller’s confidential and proprietary information so that the same are not inadvertently made subject to public disclosure by OSHA or the EPA as the result of a Freedom of Information Act request. Unless otherwise directed by Seller in writing, Buyer will incorporate the following legend on each page of its PHA Report: CONFIDENTIAL & PROPRIETARY TRADE SECRET BUSINESS INFORMATION EXEMPTED FROM PUBLIC RELEASE-UNDER FREEDOM OF INFORMATION ACT 5 U.S.C. § 552 (b)(4) AND UNDER INDIANA ACCESS TO PUBLIC RECORDS ACT § 5-14-3-4(a). SUBJECT TO CONTRACTUAL AGREEMENT AND NON-DISCLOSURE RESTRICTIONS. Nevertheless, Buyer may remove the above legend from one or more pages of the PHA report if required to do so by OSHA, the EPA or other government agency in order to comply with applicable laws or regulations. (C) Changes to construction and inspection which may be required by Buyer will be incorporated by Change Order with price adjustment. (D) Automation work and programming (hardware, software, start-up and support) not otherwise identified are excluded from Seller’s Scope of Work. Seller intends to perform the necessary automation work and programming required to integrate, automate and control the Equipment furnished and installed by Seller. If Buyer requests Seller to perform additional automation work and/or programming outside the defined scope of work, it will be incorporated by Change Order and will be performed by remote DCS internet connection provided by Buyer. If a remote DCS internet connection is not provided by Buyer, then all travel time and expenses will be billed on a time materials basis in accordance with Seller’s then-current Professional Fees Schedule. (E) Buyer is responsible for obtaining all governmental permits for the installation and operation of the Equipment. Environmental permitting, testing, continuous emission monitoring and/or request for variance is excluded from Seller’s Scope of Work. (F) Buyer will make available sufficient physical space on site to allow Seller to provide temporary office trailer(s). Buyer shall furnish necessary utilities required for Seller’s temporary office trailer(s) including electricity, potable water and internet access for Seller’s supervision.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 13 (G) Any subsurface modifications that may be required to achieve the required bearing capacity set forth in the structural design drawings is excluded from Seller's Scope of Work. (H) Spare parts for the Equipment furnished by Seller are excluded. (I) Seller has excluded all plant signage and equipment labels, with the exception of equipment tags and warning labels supplied by Seller for the Equipment. Prior to start-up of the Equipment, Buyer will furnish process flow and related labels according to Seller’s specifications and Seller will assist Buyer in the labeling of any process piping added or changed under this Scope of Work. If Buyer elects for Seller to furnish and install all plant signage and equipment and process flow labels relating to the Equipment provided in this Agreement, a mutually agreed upon Change Order will be issued. (J) Buyer is responsible for all requirements and instructions that it furnishes to Seller pursuant to this Agreement, and for the accuracy and completeness of all programs, reports, data, and other information furnished by Buyer to Seller pursuant to this Agreement. (K) Seller has not been engaged to perform a comprehensive review of as-built conditions, or survey and analysis of the Plant’s current operating procedures, before developing and completing its Scope of Work. 13. Miscellaneous. (A) Choice of Law; Venue. This Agreement shall be governed by the laws of the State of Kansas. Any legal proceeding relating to this Agreement shall be brought exclusively in the Sedgwick County District Court, Wichita, Kansas, USA, or in the United States District Court for the District of Kansas, at Wichita, Kansas, USA. Both Parties hereto irrevocably consent to the jurisdiction of said courts. Buyer hereby waives any defense of inconvenient forum to the maintenance of any action or proceeding brought in such courts. (B) Corporate Authority to Execute. Each of the Parties hereto represents to the other that (i) it has full power, authority and legal right to enter into and perform this Agreement, (ii) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on each Party's part, does not require any approvals or consents except such approvals and consents as have heretofore been duly obtained or which are specifically enumerated herein to which this Agreement is subject, and (iii) this Agreement does not contravene any law binding on either of the Parties or contravene any agreement to which either of the Parties hereto is a Party or by which it is bound, or any law, governmental rule, regulation or order. Upon request, each of the Parties will provide the other Party with documentary evidence of its authority to enter into this Agreement. (C) Binding Effect. This Agreement shall become a legal and binding contract upon signature of same by both Parties. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors in interest and permitted assigns.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 14 (D) Restriction on Assignability. This Agreement may not be assigned to another Party by Buyer or Seller, either in whole or in part, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed. In the event that Seller permits an assignment by Buyer, Buyer must require its assignee to agree in writing to be bound by the License Agreement attached as Exhibit C to this Agreement. (E) Confidentiality. Notwithstanding any provision to the contrary, Buyer may disclose terms of this Agreement (without exhibits) to government agencies as required by applicable laws and/or regulations. It is understood that the terms of this Agreement (without exhibits) may be made publicly available following such disclosures to government agencies. Buyer may remove the notice in the footer and any other notice of confidentiality in this Agreement if required for disclosure government agencies in accordance with applicable laws and/or regulations. (F) Notices. Except where otherwise specified in the Agreement, all notices, requests, demands, reports, statements or other communications (herein referred to collectively as "notices") required to be given hereunder or relating to this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by personal delivery or mailed by certified mail, return receipt requested, postage prepaid, to the address of the Party as set forth on page one above, or by email to the email address of the Party as set forth below. Any such notice shall be deemed to be delivered and received as of the date so delivered, if delivered personally, or as of the fourth business day following the day sent, if sent by certified mail. Any Party may, at any time, designate a different address to which notices shall be directed by providing written notice in the manner set forth in this paragraph. (G) Enforceability. If any provision or partial provision of this Agreement is determined to be invalid, unlawful, or unenforceable to any extent, such provision will be enforced to the maximum extent permissible by applicable law so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. The Parties will negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent and economic effect of such provision. (H) Publicity; Plant Visits. As a result of its purchase under this Agreement of the APP™ System, Buyer is a participant in ICM’s Market Driver program. Buyer will not participate in any press releases or other published statements about the APP™ System, or the results realized from the operation of the System, without the Seller’s prior written consent which shall not be unreasonably withheld. Buyer will reasonably assist Seller in evaluating the operating results achieved with the use of the System. Upon Seller’s request, Buyer will reasonably cooperate to allow Seller’s prospective customers to tour Buyer’s Plant to view a demonstration of the APP™ System, with Buyer’s permission. Any such visits will be on a schedule designated solely by Buyer, and any visitors will be required to comply with any requirements or restrictions imposed by Buyer in its sole business discretion. Seller may take photographs and/or videos of the APP™ System, as

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 15 long as the information does not disclose other technologies that are unique or proprietary to the Plant. (I) Historian Data. Following execution of the Certificate of Final Completion by the Parties, for a period of one (1) year, Seller shall have the right to capture and retain data from the DCS for purposes of evaluating the performance of the APP™ System and any other Plant process unit operations that the APP™ System impacts. Seller will provide advance notice to Buyer before accessing any data from the DCS. Seller will have the right to disclose such results in summary form to others of Seller’s potential customers, provided all references in such data to Buyer or Buyer's Plants has been removed prior to such disclosure. Seller's disclosure will be subject to Seller and such customer(s) having entered into a Confidentiality Agreement that protects the confidential nature of Buyer’s data. (J) Entire Agreement. This Agreement and its exhibits, with executed Change Orders, and the Confidentiality Agreement, all of which are incorporated herein by this reference and made part of this Agreement, set forth the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, between the Parties concerning the Work to be performed under this Agreement. This Agreement may not be amended or modified except by a written instrument signed by both Parties. By execution hereof, the signers certify that they have read this Agreement and that they are duly authorized to execute this Agreement in the capacity stated below. (K) Relationship of the Parties. The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, franchise, business opportunity, joint venture, or other form of joint enterprise, employment or fiduciary relationship between the Parties, and neither party shall have authority to contract for or bind the other party in any manner whatsoever. No relationship of exclusivity shall be construed from this Agreement. (L) Waiver. Any Party may in writing waive any provisions of this Agreement to the extent such provision is for the benefit of the waiving Party. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by that Party of its or any other Party’s compliance with any provisions of this Agreement. No waiver by any Party of a breach of any provision of this Agreement shall be construed as a waiver of any subsequent or different breach, and no forbearance by a Party to seek a remedy for noncompliance or breach by another Party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach. [Signatures on next page]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 16 IN WITNESS OF the mutual promises, covenants and agreements set forth herein, the Parties have caused their authorized representatives to execute this Agreement, in all cases effective as of the Effective Date identified above. ICM, Inc. Cardinal Ethanol, LLC By /s/ Chris Mitchell By /s/ Jeffrey L. Painter Printed Name: Chris Mitchell Printed Name: Jeff Painter Title: President Title: CEO and President Email for notices: brad.serafine@icminc.com Email for notices: JPainter@cardinalethanol.com ("Seller") ("Buyer")

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 17 EXHIBIT A EQUIPMENT 1. APP™ System Equipment. Seller will provide the following Equipment (subject to change per Seller's final detailed design) as required for the APP™ System and related infrastructure to support the Design Basis. [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 18 EXHIBIT B INSTALLATION SERVICES A. SELLER’S EPC SCOPE RESPONSIBILITY – Seller’s Engineering, Procurement & Construction Services are as outlined in the Scope Matrix provided below: [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 19 C. BUYER SCOPE RESPONSIBILITY – In addition to other responsibilities of Buyer as set forth in Section A, Buyer is responsible for items as outlined in the Scope Matrix below. [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 20 C. BUYER SCOPE – Exhibit B, Scope Section B describes various scope responsibilities that will require physical construction activities to be performed in conjunction with Seller Scope of Work which are Buyer Scope responsibility. Below is a listing of the primary Scope activities which require physical construction activities which are identified as Buyer Scope in Exhibit B, Scope Section B: [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 21 EXHIBIT C LICENSE AGREEMENT This License Agreement (this "License Agreement") is entered into contemporaneously and made effective as of the date of the Equipment Purchase and Limited Services Agreement ("Effective Date") by and between Cardinal Ethanol, LLC, an Indiana limited liability company (“Licensee”), and ICM, Inc., a Kansas corporation ("ICM", who is Licensor). Licensee and ICM each may be referred to hereinafter individually as a “Party” or collectively as the “Parties.” Licensee has entered into that certain Equipment Purchase and Installation Agreement (the "Agreement") with ICM as Seller for its proprietary technology called Advanced Processing Package™, which includes the following ICM technologies: Selective Milling Technology™ (SMT™), Fiber Separation Technology Next Gen™ (FST Next Gen™), Thin Stillage Solids Separation System™ Phase 1 (TS4™ Phase 1), Feed Optimization Technology™ (FOT™), and Distillation Vacuum Technology™ (DVT™) (collectively the “System”) to be used by Licensee at its facility located at 1554 North 600 East; Union City, IN 47390 (the "Plant"); and ICM owns the right, title, and interest to certain propriety property, including patents, patent applications, trade secrets, and know-how for the System, which includes SMT™, FST Next Gen™, TS4™ Phase 1, FOT™, DVT™, processes and equipment to produce PROTOMAX™, a 48% crude protein feed on an as sold basis, and to increase throughput of the Plant and to improve performance at the Plant; and ICM grants to Licensee a license to use certain Proprietary Property (as defined below) for the System in connection with Licensee’s ownership and operation of the Plant, all upon the terms and conditions set forth herein. The Parties, in consideration of the foregoing premises and the mutual promises contained herein and in the Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, agree as follows: 1. License Grant; Purpose. Subject to payment in full of the Purchase Price in the Agreement and to payment of the License Fee (defined below) for producing PROTOMAX™, ICM shall and hereby grants to Licensee a royalty-bearing, revocable, non-assignable, non-sublicensable, non- transferable, and non-exclusive license (the “License”) to use and operate the Proprietary Property solely in connection with the ownership, operation, and maintenance of the Plant, and to use the Proprietary Property and Equipment to produce PROTOMAX™, a 48% crude protein feed on an as sold basis, to increase throughput, and to improve performance at the Plant, subject to the limitations provided herein (the "Purpose"). The License is revocable in the event that Licensee fails to make payments under the Agreement or pay License Fees under the License Agreement during the License Fee Period. Following the License Fee Period, the License granted to Licensee shall continue royalty-free but will remain subject to the other terms of this License Agreement. In the event that the System fails to satisfy the PROTOMAX™ Quality Standard under the conditions of, and within the demonstration testing period described in, Exhibit F, then Licensee will be authorized to use the four distinct components of the System for the intended purpose of each component,

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 22 including in the original System arrangement for purposes of producing feed that does not meet the PROTOMAX™ specifications. 2. Proprietary Property Defined. The "Proprietary Property" includes, without limitation, ICM’s patents and patent applications as defined in Appendix 1 for the System, trade secrets, Seller’s Confidential Information and any other intellectual property of Seller embodied by or required for use of the System, the Equipment, and/or other technology to be installed pursuant to the Agreement, piping and instrumentation drawings, process flow diagrams, equipment designs, technical and engineering documents, copyrights, Recommended Operating Procedures (hereinafter defined), materials and other information that are furnished by ICM to Licensee in connection with the Purpose including, without limitation, the design, arrangement, configuration, specifications and all documents supporting the following and any combinations of the following of: (i) ICM’s trade secrets and know-how that are relevant for the processes for the System and the Equipment including patented and proprietary multi- zoned screening apparatus (MZSA), patent pending screens and flingers, proprietary roller mills for dry grinding and wet grinding, proprietary rotary press, (including parameters, tanks, pumps and the like), (ii) combinations of other equipment associated with the System and Equipment, and (iii) the computer system, known as the distributed control system (DCS and/or PLC) (including, but not limited to, the software configuration, programming, parameters, set points, alarm points, ranges, graphical interface, and system hardware connections). The "Recommended Operating Procedures" means, without limitation, operating procedures, the process equipment and specifications manuals, standards of quality, service protocols, data collection methods, construction specifications, training methods, engineering standards and any other information prescribed by ICM from time to time concerning the Purpose. NOTHING IN THIS LICENSE AGREEMENT OR THE AGREEMENT SHALL BE CONSTRUED AS LIMITING THE RIGHTS OF LICENSEE EXISTING PRIOR TO EXECUTION OF THIS LICENSE AGREEMENT INCLUDING BUT NOT LIMITED TO ANY RIGHTS PREVIOUSLY GRANTED FROM LICENSOR TO LICENSEE. 3. Limitations on Use. Licensee will not use the Proprietary Property for any purpose other than the Purpose as defined in Section 1. Licensee will not have the right to transfer, assign, or grant any sublicenses under this License Agreement. ICM does not grant any rights by implication, estoppel, or otherwise for any trade secrets, inventions, patent applications, patents, trademarks, and/or copyrights belonging to ICM that are not specifically set forth in Section 2. Licensee will not use the Proprietary Property in combination with any other equipment or the proprietary property of any third party to produce high protein feed product, to expand or enlarge the Plant that results in any improvements and/or modifications to ICM’s System of the Plant beyond the size or configuration contemplated in the Agreement. 3.1 ICM will have the right to perform reasonable quality control audits of the Plant to ensure that Licensee is using the Proprietary Property to produce PROTOMAX™ feed product and the PROTOMAX™ feed product meets the specifications in Exhibit F. Licensee will provide reasonable access in the Plant to allow ICM to perform such audits, which will not occur more than once per quarter. ICM will provide three (3) days’ written notice before such an audit. 4. Licensee’s Indemnity. Licensee’s failure to materially comply with the Recommended Operating Procedures will void all representations and warranties, whether expressed or implied, if any, that were given by ICM to Licensee in the Agreement concerning the performance of the Plant and that

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 23 are reasonably determined by ICM to be materially affected by such failure. Licensee agrees to indemnify, defend and hold harmless ICM from any and all losses, damages, liabilities, and expenses including, without limitation, reasonable attorneys’ fees resulting from, relating to claims of third parties arising solely out of Licensee’s (i) failure to materially comply with the Recommended Operating Procedures, (ii) violation of the limitations on use set forth in Section 3, (iii) the unauthorized use of the Proprietary Property in violation of this License Agreement, or (iv) intentional misuse or negligent use of the Proprietary Property. 5. Improvements and/or Modifications. Any and all improvements and/or modifications to the Proprietary Property made by Licensee will be the property of ICM. Licensee will promptly notify ICM in writing of any such improvements and/or modifications and Licensee agrees to assign all of its right, title and interest in such improvements and/or modifications to ICM; provided, however, Licensee will retain the right, at no cost, a limited license to use such improvements and/or modifications solely in connection with the Purpose and pursuant to the terms and conditions of this License Agreement. 6. ICM’s Rights. ICM has the exclusive right, title, and interest in and to the Proprietary Property and the goodwill associated therewith. Licensee will not, directly or indirectly, contest ICM’s ownership of the Proprietary Property or any improvements and/or modifications to be owned by ICM pursuant to Section 5 above. Licensee’s use of the Proprietary Property does not give Licensee any ownership interest or other interest in or to the Proprietary Property, except for the license granted to Licensee for use at the Plant herein. 7. License Fee; $10 Per Ton For the First 10 Years of the License. Licensee will pay to ICM a license fee of ten ($10.00) U.S. dollars per ton of PROTOMAX™ feed produced by the System at the Plant (“License Fee”). Payment of the License Fee will commence once (a) Buyer makes its final payment to Seller as established in Section 3(B)(g) of the Agreement and (b) the System is determined to have satisfied the PROTOMAX™ specification performance guarantee provided in Exhibit F to the Agreement, as evidenced by Licensee’s execution of the Certificate of Successful Demonstration Test – PROTOMAX™ Quality Standard, and payment will continue for a period of ten (10) years thereafter (the “License Fee Period”). The License Fee is non-refundable. The License Fee will be payable quarterly within fifteen (15) days following the end of each quarter. Each payment will be accompanied by a production report that sets forth the quarterly production and the total quarterly License Fee payment payable to ICM. The production report shall be certified to be true and correct by an officer of Licensee. ICM may verify the production report from the process automation system historian without requiring specific authorization. Late payments will bear interest at the rate of 1.5% per month. ICM shall have the right to have a designated representative audit the books and records of Licensee with respect to payment of the License Fee. In the event that the audit reveals a payment discrepancy, the Parties will work in good faith to reconcile the discrepancy, with payment of the discrepancy amount due within thirty (30) days of the conclusion of the audit. Additionally, in the event that the audit reveals a payment discrepancy of five percent (5%) or more, then Licensee will reimburse ICM the costs of the audit. 8. Commercial Exploitation/Non-Compete. Licensee will use commercially reasonable efforts to market and to sell PROTOMAX™ feed product at the highest possible price. Licensee agrees that it will not directly or indirectly use any Proprietary Property for commercial gain at any location other than the Plant or for any purpose other than permitted by the license granted by ICM herein. Licensee agrees not to use any Proprietary Property as a basis upon which to develop, or have a person

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 24 develop, a competing or similar product, technology, or process without the prior written consent of ICM. 9. Assignment. Licensee may not transfer or assign the license granted herein, in whole or in part, without the prior written consent of ICM. Prior to any assignment, Licensee will obtain from such assignee a written document, in form and substance reasonably acceptable to ICM, agreeing to be bound by all the terms and provisions of this License Agreement. Any assignment of this License Agreement will not release Licensee from (i) its duties and obligations hereunder concerning the disclosure and use of the Proprietary Property by Licensee prior to the date of such assignment, or (ii) damages to ICM resulting from, or arising out of, a breach of such duties or obligations by Licensee. ICM may assign its right, title, and interest in the Proprietary Property, in whole or part, subject to the license granted herein. 10. Confidentiality. The Proprietary Property is confidential and proprietary. Licensee will keep the Proprietary Property confidential pursuant to the terms of the Confidential Agreement and will use all reasonable efforts to maintain the Proprietary Property as secret and confidential for the sole use of Licensee for the Purpose. Licensee will retain all Proprietary Property at its principal place of business and/or the Plant. Licensee will not at any time without ICM’s prior written consent, copy, duplicate, record, or otherwise reproduce the Proprietary Property, in whole or in part, or otherwise make the information available to any unauthorized person. Licensee will not disclose the Proprietary Property except to its employees, agents, and contractors (Representatives) who are directly involved with the Purpose, and even then only to such extent as is necessary and essential for such Representative’s involvement. Licensee will inform such Representatives of the confidential and proprietary nature of such information. Licensee will make all reasonable efforts to safeguard the Proprietary Property from disclosure by its Representatives to anyone other than permitted hereby. In the event that Licensee or its Representatives are required by law to disclose the Proprietary Property, Licensee will provide ICM with prompt written notice of same so that ICM may seek a protective order or other appropriate remedy. In the event that such protective order or other appropriate remedy is not obtained, Licensee or its Representatives will furnish only that portion of the Proprietary Property which in the reasonable opinion of its or their legal counsel is legally required and will exercise its reasonable efforts to obtain reliable assurance that the Proprietary Property so disclosed will be accorded confidential treatment. 11. Survival. The rights, duties and obligations of Licensee under this License Agreement, and all provisions relating to the enforcement of such rights, duties and obligations will survive and remain in full force and effect notwithstanding any termination or expiration of the Agreement or the license granted herein under Section 1. 12. Termination. Notwithstanding any provision of this License Agreement to the contrary, ICM may only terminate and/or revoke the license granted to Licensee herein upon written notice to Licensee (i) if Licensee breaches and fails to remedy any term or conditions of this License Agreement within thirty (30) days following receipt of written notice, (ii) if Licensee fails to pay to ICM the Purchase Price (as defined by the Agreement) or the License Fee for producing PROTOMAX™ feed product, and the failure continues longer than thirty (30) days after written notice to Licensee, (iii) uses the Proprietary Property for any purpose other than the Purpose, and the unauthorized use continues longer than thirty (30) days after written notice to Licensee, and (iv) discloses the Proprietary Property to anyone other than as permitted in this License Agreement (provided that inadvertent disclosure due to no fault of Licensee will not serve as a basis for termination). Upon termination of the License, Licensee will cease using the Proprietary Property for any purpose (including the Purpose) and, upon request by ICM, will promptly return to ICM all documents or other materials in Licensee’s or its Representatives’ possession that

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 25 contain Proprietary Property in whatever format, whether written or electronic, including any and all copies or reproductions of the Proprietary Property. 13. Choice of Law; Venue. The laws of the State of Kansas will govern the validity of the provisions contained herein, the construction of such provisions, and the interpretation of the rights and duties of the Parties. Any legal action brought to enforce or construe the provisions of this Agreement will be brought in the federal or state courts located in Kansas, and the Parties agree to and hereby submit to the exclusive jurisdiction of such courts and agree that they will not invoke the doctrine of forum non conveniens or other similar defenses in any such action brought in such courts. 14. Representation and Warranty. ICM represents and warrants it owns and has or will acquire all rights necessary to grant the License to Licensee under this License Agreement. 15. Severable Provisions; Conflict. In the event that one or more terms, conditions or provisions contained in this License Agreement, will be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions will remain unchanged unaffected and unimpaired thereby and, to the extent possible, such remaining provisions will be construed such that the purpose of this License Agreement and the intent of the Parties can be achieved in a lawful manner. 16. Binding Effect. The duties and obligations herein contained will bind, and the benefits and advantages will inure to, the respective successors and permitted assigns of the Parties hereto. 17. Waiver. The waiver by any Party hereto of the breach of any term, covenant, agreement or condition herein contained will not be deemed a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein, nor will any custom, practice or course of dealings arising among the Parties hereto in the administration hereof be construed as a waiver or diminution of the right of any Party hereto to insist upon the strict performance by any other Party of the terms, covenants, agreement and conditions herein contained. 18. Entire Agreement. The terms and conditions of this License Agreement, the Agreement and its exhibits, and the confidentiality agreement constitute the entire agreements between the Parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations by or between the Parties, written or oral. This License Agreement may not be modified or amended at any time without the written consent of both Parties. [Signatures on next page]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 26 IN WITNESS WHEREOF, the Parties hereto have executed this License Agreement, the Effective Date of which is indicated on page 1 of this License Agreement. ICM, Inc. Cardinal Ethanol, LLC By /s/ Chris Mitchell By /s/ Jeffrey L. Painter Printed Name: Chris Mitchell Printed Name: Jeff Painter Title: President Title: CEO and President Date: January 20, 2022 Date: January 20, 2022

APPENDIX 1 TO LICENSE AGREEMENT
LIST OF ICM PATENTS AND PATENT APPLICATIONS

Patent Number or Patent Application Number	Title	Pertains to Technology
9,012,191	Dry Grind Ethanol Production Process and System with Front End Milling Method	SMT™
15/796,446	Design Improvements for Mechanical Separation Devices	SMT™ FST Next Gen™
9,376,504	Hybrid Separation	Roller Mill, MZSA
9,718,006	Multi-zoned Screening Apparatus	MZSA
15/796,446	Design Improvements for Mechanical Separation Devices	MZSA, screens and flingers
10,260,031	Optimized Dewatering Process	FST Next Gen™
9,376,504	Hybrid Separation	FST Next Gen™
10,774,303	Hybrid Separation	FST Next Gen™
16/875,894	Feed Optimization Technology	FOT™, higher protein
8,986,551	Suspended Solids Separation Systems and Methods	TS4™ Phase 1
16/624,811	Fractionated Stillage Separation and Feed Products	TS4™ Phase 1
16/872,368	Distillation Vacuum Technology™	Distillation, Evaporation

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved.

Page 27

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 28 EXHIBIT D PRELIMINARY DESIGN DOCUMENTS A. Preliminary System Layout. Below is a listing of preliminary general arrangement drawings that were generated as a part of the APP™ Plant Evaluation. This set of drawings provides an illustration of the proposed System Equipment layout that was developed through collective pre- contract review between Buyer and Seller. [***] A. Preliminary Process Flow Diagrams. Below is a listing of preliminary process flow diagrams that were generated as a part of the APP™ Plant Evaluation. This set of drawings provides a general flow of the System and illustrates how the System ties into the Plant at the various process tie-ins. [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 29 EXHIBIT E CERTIFICATES

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 30

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 31

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 32

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 33

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 34

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 35 EXHIBIT F PERFORMANCE GUARANTEES For purposes of this Exhibit F, the term "System" means all of the APP™ equipment and process modifications installed at the Plant by Seller under this Agreement. The term “Commissioning” means the startup and placement of the System into active operation for its intended purposes. 1. Subject to the conditions set forth in this Exhibit and in the Agreement, Seller expects that the APP™ System will meet the following three (3) performance guarantees (collectively, the “Performance Guarantees” and individually, a “Performance Guarantee”): (A) PROTOMAX™ Quality Standard. [***] (B) PROTOMAX™ Yield. [***] (C) Natural Gas Reduction. [***] 2. Demonstration Testing Period. [***] 3. Demonstration Test. [***] 4. Performance Guarantee Validation. [***] 5. Make Right Provision. ICM has agreed to limited responsibility for achievement of the Performance Guarantees subject to certain caps set forth in the Agreement. [***] 6. Baseline Period. [***] 7. Plant Operational Requirements. [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 36 8. Failure to Comply. [***] 9. Cooperation. [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 37 APPENDIX 1 BASELINE DATA COLLECTION SPREADSHEET [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 38 EXHIBIT G INSURANCE REQUIREMENTS [***]

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 39 EXHIBIT H PROCEDURE FOR WARRANTY CLAIM A. Warranty Point of Contact. Seller is Buyer’s first point of contact for all warranty claims relating to any goods or services provided by Seller. Buyer will notify Seller immediately upon discovery of any warranty issue and follow up with written notification. B. Warranty Request Form. Buyer will complete the Warranty Request Form (See Appendix 1 hereto), and submit to Seller’s Customer Service department at customerservice@icminc.com along with requested trend information and all other available supporting information. C. Supporting Information. Buyer will provide timely information deemed relevant and requested by Seller to aid in the processing of warranty claims, including without limitation, operational information regarding the Plant required for Seller to verify compliance with nameplate requirements. D. Seller Response. Seller will review the supplied information and gather other information as applicable to process the warranty claim and notify the Buyer in writing of the warranty claim disposition. For approved claims, Seller will provide an action plan and coordinate with Buyer for final resolution. E. Purchase Order. Buyer will issue a purchase order to Seller before commencement of immediate warranty work to cover all Seller billable activity that is outside of warranty coverage. If the warranty event occurs after hours and Buyer cannot provide a purchase order, Buyer shall provide a signed work authorization form. F. Preservation of Goods/Equipment. Buyer will preserve all failed or damaged goods/equipment for Seller’s inspection. Failure to return or produce for inspection the damaged goods/equipment will void the warranty. G. Access for Warranty Work to be performed. Buyer shall provide Seller necessary access to the goods and opportunity to cure such non-conformity after notification to Seller, including shutdown of the equipment as necessary to perform repair or replacement work. H. Warranty Disputes. Any conflict over a warranty claim will be resolved under the dispute resolution procedure set forth in the Agreement.

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 40 Appendix 1 to Warranty Claim Procedure DATE: PLANT NAME: PLANT LOCATION: EQUIPMENT START-UP DATE: PLANT REPRESENTATIVE: PHONE NUMBER: E-MAIL ADDRESS: ICM POINT OF CONTACT: Where is the issue located in the plant (Energy Center, Process Building, Grain, etc…)? Please describe in detail (what, where, and when (specific date if possible)) the issue(s) you are experiencing, include model number and serial number of affected equipment: 1) 2) Please describe in detail any corrective action the plant has taken to address the issue(s): 1) 2) Please put in writing your expectations for ICM involvement in the corrective action for the issue(s) described above. (Please include explanation for this expectation): 1) 2) Other Comments: Along with this document please provide all supporting information and documentation relating to the issue(s) (Pictures, Video, Trend Data, Inspection Reports, Maintenance Records, etc…) via e-mail to customerservice@icminc.com or adam.anderson@icminc.com. Thank you. Plant Representative Signature Date

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 41 EXHIBIT I TRADEMARK LICENSE AGREEMENT This Trademark License Agreement (this "TM License Agreement") is entered into contemporaneously and made effective as of the date of the Equipment Purchase and Limited Services Agreement ("Effective Date") by and between Cardinal Ethanol, LLC, an Indiana limited liability company (“Licensee”), and ICM, Inc., a Kansas corporation ("Licensor”). Licensee and ICM each may be referred to hereinafter individually as a “Party” or collectively as the “Parties.” WHEREAS, Licensor is the owner of the trademarks shown in Appendix 1 (the “Licensed Mark(s)”); WHEREAS, Licensee has entered into that certain Equipment Purchase and Installation Agreement (the "Agreement") with ICM as Seller for its proprietary technology called Advanced Processing Package™, which includes the following ICM technologies: Selective Milling Technology™ (SMT™), Fiber Separation Technology Next Gen™ (FST Next Gen™), Thin Stillage Solids Separation System™ Phase 1 (TS4™ Phase 1), Feed Optimization Technology™ (FOT™), and Distillation Vacuum Technology™ (DVT™) (collectively the “System”) to be used by Licensee at its facility located at 1554 North 600 East; Union City, IN 47390 (the "Plant"); WHEREAS, Licensor desires Licensee to use the Licensed Mark(s) in connection with marketing and sale of feed produced under the Agreement that satisfies the PROTOMAX™ specification (provided in Exhibit F of the Agreement) (hereinafter the “Purpose”) NOW, THEREFORE, both parties agree to the following: 1. Grant of License. Licensor hereby grants to Licensee a non-exclusive, revocable, non-assignable, non-transferable, sublicensable, limited license to use the Licensed Mark(s) solely for the Purpose. Unless earlier terminated by the Licensor or Licensee, the term of this TM License Agreement shall continue until termination of the License in Exhibit C of the Agreement. Licensee may be granted permission by Licensor in writing to use additional trademarks as the Licensed Mark(s) under this Trademark License Agreement (email is sufficient). 2. Quality Control. Licensee agrees that its use of the Licensed Mark(s) and use by sublicensees of the Licensed Mark(s) (if any) will conform to quality standards set forth by Licensor, and will comply with all applicable federal, state, and local laws and regulations governing such goods and services. Prior to any publication, distribution, or public use, Licensee shall submit a copy of representative materials or content using the Licensed Mark(s) to Licensor and obtain approval for such materials or content from Licensor. Once approved, Licensee may continue to use the Permitted Mark in a manner consistent with the representative materials or content provided to Licensor. Licensor, in its sole discretion may prohibit the use of the Licensed Mark(s) if Licensor reasonably believes that such use would substantially harm the Licensed Mark(s) or invalidate or jeopardize the registration of the Licensed Mark(s). 3. Ownership and Assignment of Licensed Mark(s). Licensee agrees that nothing herein shall give Licensee any right, title, or interest in the Licensed Mark(s), except the right to use the Licensed

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 42 Mark(s) in accordance with the terms of this TM License Agreement, that the Licensed Mark(s) are the sole property of Licensor, and that any and all uses by Licensee of the Licensed Mark(s) shall inure to the benefit of Licensor. The license granted herein is personal to Licensee and is not transferable or assignable to any other party. 4. Termination. Either party may terminate this TM License Agreement for convenience upon thirty (30) days of receipt of the written notice to the other party. Upon termination, Licensee must cease all use of the Licensed Mark(s); provided, however, Licensee and sublicensees (if any) may continue to have a limited use of the Licensed Mark(s) solely to fulfill then-existing contractual commitments of Licensee. 5. Representation. Licensee acknowledges and agrees that any use of the Licensed Mark(s) outside of the terms of this TM License Agreement will be deemed to be an infringement of the Licensed Mark(s), and Licensor’s rights therein. 6. Miscellaneous. This TM License Agreement shall inure to the benefit of and be binding on the parties and their respective approved successors, assigns and transferees, and may not be modified, supplemented or amended except by a writing signed by the parties hereto. This TM License Agreement represents the exclusive agreement between the parties in connection with the subject matter hereof. IN WITNESS WHEREOF, the Parties hereto have executed this TM License Agreement, the Effective Date of which is indicated on page 1 of this TM License Agreement. ICM, Inc. Cardinal Ethanol, LLC By /s/ Chris Mitchell By /s/ Jeffrey L. Painter Printed Name: Chris Mitchell Printed Name: Jeff Painter Title: President Title: CEO and President Date: January 20, 2022 Date: January 20, 2022

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 43 APPENDIX 1 Licensed Mark(s) “PROTOMAX”

ICM Proprietary/Confidential Commercial and Trade Secret Information exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under Indiana Access to Public Records Act § 5-14-3-4(a) and protected by Confidentiality Agreement and Uniform Trade Secrets Act. Rotary Press Methods, SMT™, FST Next Gen™, and Multi-Zoned Screening Apparatus (MZSA) are Protected by US Patent Numbers 9012191, 10260031, 9376504, and 9718006. Screens and Flingers for the MZSA, improved MZSA, FOT™, TS4™ Phase 1, and DVT™ are patent pending. © 2021 ICM, Inc. All Rights Reserved. Page 44 EXHIBIT J [***]